UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

FREEPORT-McMoRan COPPER & GOLD INC.

Delaware	1-9916	74-2480931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1615 Poydras Street
New Orleans, Louisiana 70112

Registrant's telephone number, including area code: (504) 582-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release dated February 2, 2005, announcing today that its Board of Directors has authorized a supplemental common stock dividend of $0.50 per share to be paid on March 31, 2005 to shareholders of record as of March 15, 2005 (see exhibit 99.1).

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.
----------------------------------------
C. Donald Whitmire, Jr.
Vice President and Controller -
Financial Reporting
(authorized signatory and
Principal Accounting Officer)

Date: February 2, 2005

Freeport-McMoRan Copper & Gold Inc.
Exhibit Index

Exhibit
Number

99.1	Press release dated February 2, 2005, titled “Freeport-McMoRan Copper & Gold Inc. Announces $0.50 per Share Supplemental Common Stock Dividend.”